UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
November 9, 2015

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K amends and restates the Current Report on Form 8-K filed with the Securities and Exchange Commission by Blue Dolphin Energy Company on November 9, 2015.

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Board Member

On November 4, 2015, the Board of Directors (the “Board”) of Blue Dolphin Energy Company (“Blue Dolphin”) appointed Ryan A. Bailey, age 40, to serve on the Board, filling an existing vacancy.  Mr. Bailey was also appointed to serve on the Board’s Audit Committee, Compensation Committee and Master Limited Partnership Conversion Special Committee.  He is considered an Audit Committee Financial Expert.

Since 2014, Mr. Bailey has served as Head of Investments at Children’s Health System of Texas.  From 2006 to 2014, he served as Investment Officer/Interim Chief Investment Officer at The Meadows Foundation.  He serves as an advisor and mentor to Texas Wall Street Women and the Chartered Alternative Investment Analysis Association (Dallas Chapter), both non-profit member organizations.  Mr. Bailey earned a Bachelor of Arts in Economics from Yale University and completed a graduate course in tax planning from the Yale School of Management. He holds professional credentialing as a Chartered Financial Analysist (CFA), Financial Risk Manager (FRM), Chartered Alternative Investment Analyst (CAIA) and Chartered Market Technician (CMT).

There is no arrangement pursuant to which Mr. Bailey has agreed to serve on Blue Dolphin’s Board.  There is no family relationship between Mr. Bailey and any of Blue Dolphin’s directors or executive officers.  There have been no transactions or any currently proposed transactions in which Mr. Bailey was or is to be a participant in which he has or will have a direct or indirect material interest.

Appointment of Chief Financial Officer

On November 4, 2015, the Board of Blue Dolphin appointed Tommy L. Byrd, 58, as Chief Financial Officer.  In Mr. Byrd’s capacity as Chief Financial Officer, he will serve as Blue Dolphin’s principal financial officer. Mr. Byrd previously served as Interim Chief Financial Officer of Blue Dolphin from 2012 through November 2015 and as Controller from 2011 to 2012.  Mr. Byrd also serves as Treasurer and Assistant Secretary of Blue Dolphin, positions for which he was appointed in 2012.  Mr. Byrd earned a Bachelor of Business Administration in Accounting from Stephen F. Austin State University.

There is no arrangement between Mr. Byrd and any other person pursuant to which he was selected as an officer of Blue Dolphin.  There is no family relationship between Mr. Byrd and any of Blue Dolphin’s directors or executive officers.  There have been no transactions or any currently proposed transactions in which Mr. Byrd was or is to be a participant in which he has or will have a direct or indirect material interest.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Blue Dolphin Energy Company Press Release Issued November 9, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           December 3, 2015

Blue Dolphin Energy Company

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer)

Exhibit Index

99.1	Blue Dolphin Energy Company Press Release Issued November 9, 2015.